Summary of Significant Accounting Policies - Schedule of Reconciliation of Cash and Restricted Cash Reported Within Consolidated Balance Sheet (Detail) - USD ($) $ in Thousands	Sep. 30, 2021	Dec. 31, 2020	Sep. 30, 2020	Dec. 31, 2019	Dec. 31, 2018
Accounting Policies [Abstract]
Cash	$ 34,273	$ 33,832		$ 26,641
Current portion of restricted cash	3,110	3,465		4,973
Restricted cash, noncurrent portion	1,794	909		523
Total	$ 39,177	$ 38,206	$ 37,191	$ 32,137	$ 13,747